VOYAGEUR MUTUAL FUNDS Delaware Tax-Free Arizona Fund	VOYAGEUR INVESTMENT TRUST Delaware Tax-Free California Insured Fund Delaware Tax-Free Florida Fund
(each a "Fund")

Supplement to the Funds' prospectus dated October 31, 2003

Delaware Tax-Free Arizona Fund:
On September 23, 2004, the Board of Trustees responsible for the Delaware Tax-Free Arizona Fund (a "Merging Fund") approved a proposal to merge the Fund into the Delaware Tax-Free Arizona Insured Fund, a series of Voyageur Insured Funds, subject to shareholder approval. The Board of Trustees responsible for the Delaware Tax-Free Arizona Insured Fund also approved the merger.

The investment objective of the Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free Arizona Fund is to seek as high a level of current income exempt from federal income tax and from the Arizona state personal income tax, as is consistent with preservation of capital. The Boards believe that the proposed mergers will benefit shareholders.

Delaware Tax-Free California Insured Fund:
On September 23, 2004, the Board of Trustees responsible for the Delaware Tax-Free California Insured Fund (a "Merging Fund") approved a proposal to merge the Fund into the Delaware Tax-Free California Fund, a series of Voyageur Mutual Funds, subject to shareholder approval. The Board of Trustees responsible for the Delaware Tax-Free California Fund also approved the merger.

The investment objective of the Delaware Tax-Free California Fund and Delaware Tax-Free California Insured Fund is to seek as high a level of current income exempt from federal income tax and from the California state personal income tax, as is consistent with preservation of capital. The Boards believe that the proposed mergers will benefit shareholders.

Delaware Tax-Free Florida Fund:
On September 23, 2004, the Board of Trustees responsible for the Delaware Tax-Free Florida Fund (a "Merging Fund") approved a proposal to merge the Fund into the Delaware Tax-Free Florida Insured Fund, another series of Voyageur Investment Trust, subject to shareholder approval. The Board of Trustees of Voyageur Investment Trust also approved the merger with respect to the Delaware Tax-Free Florida Insured Fund.

The investment objective of the Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free Florida Fund is to seek as high a level of current income exempt from federal income tax and from the Florida state personal income tax, as is consistent with the preservation of capital. The Board believes that the proposed mergers will benefit shareholders.

All Funds:
Effective as of the close of business on October 29, 2004, each Merging Fund will be closed to new investors. Shareholders of record on December 1, 2004 will receive a proxy statement in early January requesting their votes on the proposed merger of their Fund at a special meeting of shareholders to be held on or about March 15, 2005. If approved, the mergers would be expected to take place on or about March 30, 2005. Additionally, each Merging Fund would continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the mergers.

Please keep this Supplement for future reference.

This Supplement is dated October 1, 2004.